SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                            November 12, 2003
______________________________________________________________________________
                  (Date of earliest event reported)



                     First Keystone Financial, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



        Pennsylvania                   000-25328                 23-0469351
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



22 West State Street, Media, Pennsylvania                           19063
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



                              (610) 565-6210
______________________________________________________________________________
          (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits

              The following exhibit is filed herewith.

         Exhibit Number           Description
         --------------           -----------
                   99.1           Press release dated November 12, 2003
                                  announcing results of operations for
                                  the three months and year ended
                                  September 30, 2003



ITEM 12. Results of Operations and Financial Condition
         ---------------------------------------------

    On November 12, 2003, First Keystone Financial, Inc. (the "Company") reported its earnings for the quarter and year ended September 30, 2003. For additional information, reference is made to the Company's press release dated November 12, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.




















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                                SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             FIRST KEYSTONE FINANCIAL, INC.



Date: November 14, 2003      By: /s/ Thomas M. Kelly
                                 -----------------------------------
                                 Thomas M. Kelly
                                 President and Chief Financial Officer







































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